UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2025

Commission File Number 000-22496

RADIUS RECYCLING, INC.
(Exact name of registrant as specified in its charter)

oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 SW Columbia Street, Suite 1150, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	RDUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Radius Recycling, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) on January 28, 2025. At the Annual Meeting, all proposals passed and each of the Company’s director nominees was elected. For more information on the following proposals submitted to shareholders, please see the Company’s proxy statement filed with the Securities and Exchange Commission on December 16, 2024. Below are the final voting results.

Proposal No. 1 - Election of Directors

The Company’s shareholders elected Rhonda D. Hunter, David L. Jahnke and Leslie L. Shoemaker as Class I directors with terms expiring at the 2028 annual meeting of shareholders and Mauro Gregorio as a Class III director with a term expiring at the 2027 annual meeting of shareholders. The number of votes cast for or withheld and the broker non-votes were as follows:

Name	For	Withheld	Broker Non-Votes
Mauro Gregorio	21,858,275	415,622	1,592,406
Rhonda D. Hunter	21,604,506	669,391	1,592,406
David L. Jahnke	21,258,386	1,015,511	1,592,406
Leslie L. Shoemaker	21,711,673	562,224	1,592,406

Proposal No. 2 - Advisory Resolution on Executive Compensation

The Company’s shareholders voted, on an advisory basis, on the Company’s executive compensation as disclosed in the Proxy Statement, as follows:

For	Against	Abstain	Broker Non-Votes
18,949,237	3,285,070	39,590	1,592,406

Proposal No. 3 - Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025, as follows:

For	Against	Abstain	Broker Non-Votes
22,822,562	1,007,739	36,002	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS RECYCLING, INC.
(Registrant)

Dated: January 31, 2025	By:	/s/ James Matthew Vaughn
Name: James Matthew Vaughn
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary